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                            SUPPLEMENT TO PROSPECTUS
          FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 1999


         The prospectus is amended to indicate that it describes not only an individual deferred fixed and variable annuity contract but also a participating interest in a group contract. Both are designed and offered to provide retirement programs for eligible individuals and retirement plans. Participating in a group contract will be separately accounted for by the issuance of a certificate evidencing your interest under the contract. The certificate and individual annuity contract are hereafter referred to as the "contract."

Group contracts have been issued to the Venture Trust, a trust established with United Missouri Bank, N.A., Kansas City, Missouri, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with MSS, the principal underwriter of the contracts.

         An eligible member of a group to which a group contract has been issued may become an owner under the contract, or a person may purchase an individual contract, where available, by submitting a completed application and a minimum purchase payment. A certificate summarizing the rights and benefits of the owner under the group contract, or an individual contract, may be issued to an applicant acceptable to us. We reserve the right to decline to issue a certificate or contract to any person in our sole discretion. All rights and privileges under a group contract may be exercised by each owner as to his or her interest unless expressly reserved to the group holder. Provisions of any plan in connection with which the contract was issued may restrict an owner's ability to exercise contractual rights and privileges.

         In connection with the disclosure of the issuance of group contracts, the following definitions in Appendix A are also amended and restated:

CONTRACT ANNIVERSARY - In the case of an individual contract, the anniversary of the contract date. In the case of a group contract, the anniversary of the date of issue of a certificate under the contract.

CONTRACT DATE - In the case of an individual contract, the date of issue of the contract. In the case of a group contract, the effective date of participation under the group annuity contract as designated in the certificate specifications page.

OWNER OR CONTRACT OWNER - In the case of an individual contract, the person, persons (co-owner) or entity entitled to all of the ownership rights under the contract. In the case of a group annuity contract, the person, persons or entity named in a certificate and entitled to all of the ownership rights under the contract not expressly reserved to the group holder. The owner has the legal right to make all changes in contractual designations where specifically permitted by the contract. The owner is as specified in the contract or certificate specifications page, unless changed.

         In addition, the following definitions are added to Appendix A:

CERTIFICATE - The document issued to each owner which summarizes the rights and benefits of the owner under the contract.

GROUP HOLDER - In the case of a group annuity contract, the person, persons or entity to whom the contract is issued.

                          SUPPLEMENT DATED MAY 1, 1999.


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